50141 2/99
PROSPECTUS SUPPLEMENT
dated February 5, 1999 to:
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PUTNAM HIGH YIELD TOTAL RETURN FUND
Prospectus dated October 30, 1998

PROPOSED MERGER OF FUND

The Trustees of Putnam High Yield Total Return Fund (the "fund"), have approved in principle the merger of the fund into Putnam High Yield Trust II ("High Yield II"). Under the proposal the fund's assets would be transferred to High Yield II in return for shares of High Yield II with equal total net asset value. These High Yield II shares would be distributed pro rata to shareholders of the fund. Current fund shareholders would become shareholders of High Yield II and receive shares of High Yield II with an equal net asset value to shares of the fund at the time of the merger.

The proposed merger is still subject to definitive approval by the Trustees of the fund and approval by shareholders at a shareholders' meeting expected to be held in July. No assurance can be given that the merger will occur.

The investment objective of High Yield II is to seek high current income. Capital growth is a secondary objective when consistent with the primary objective of high current income. High Yield Trust II invests primarily (at least 80%) in lower, rated fixed income securities, including debt instruments, nonconvertible preferred stock and convertible securities. High Yield II is similar in investment policies to the fund except that it places more emphasis on current yield, rather than total return, than the fund.

If the Trustees approve definitive arrangements concerning the merger, a full description of High Yield II and the terms of the proposed merger will be contained in proxy materials to be mailed to shareholders of the fund later this year.

In light of the proposal, sales of fund shares to new investors are expected to be suspended on or about February 26, 1999 although then existing investors will be permitted to make additional investments after that date.